UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 3, 2004
                               -------------------
                Date of Report (Date of earliest reported event)


                        Legend International Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-32551                  23-3067904
----------------------------    -----------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


               2000 Hamilton Street, #520, Philadelphia, PA 19130
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (215) 893-3662
                          ----------------------------
               Registrant's telephone number, including area code



Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)(i) On January 26, 2004 Legend International Holdings, Inc. (the "Registrant") was informed by its certifying accountant, Stan J.H. Lee, C.P.A. ("Stan Lee"), that the certifying accountant had not registered with the Public Company Accounting Oversight Board (PCAOB) and was discontinuing its SEC practice. Effective February 3, 2004, the Registrant dismissed Stan Lee as its independent certified public accountants as a result of Stan Lee's decision not to register with the PCAOB as required.

(a)(1)(ii) For each of the past two years the certifying accountant's report on the Registrant's financial statements was modified as to an uncertainty. The uncertainty in each of the two years was a substantial doubt about the Registrant's ability to continue as a going concern.

(a)(1)(iii) The Registrant's Board of Directors has approved the change in certifying accountants.

(a)(1)(iv)(A) During the Registrant's most recent two fiscal years and subsequent interim periods there have been no disagreements between the

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Registrant and its certifying accountant regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

(a)(1)(v) During the Registrant's most recent two fiscal years and subsequent interim periods the Registrant's certifying accountant has not advised the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

(a)(2) On February 3, 2004 Clyde Bailey P.C., Certified Public Accountants, of San Antonio, Texas was appointed as the Registrant's new certifying accountant. During the two most recent fiscal years, the Registrant has not consulted Clyde Bailey P.C. with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (b) any matter that was either subject of a disagreement (as defined in paragraph 304(a)(1)(iv) or a reportable event (as described in paragraph 304(a)(1)(v) of Item 304 of Regulation S-K).

(a)(3) The Registrant has requested Stan Lee to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. The Registrant has received this letter and a copy of Stan Lee's letter, dated February 3, 2004, to the SEC is filed as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

Exhibit 16      Letter regarding Change in Certifying Accountant



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2004                   LEGEND INTERNATIONAL HOLDING, INC.


                                          By:  /s/ Michael Tay
                                              ------------------------------
                                              Name: Michael Tay
                                              Title: President



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                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-----------         --------------------
16                  Letter regarding Change in Certifying Accountant